EXHIBIT 99.1

                                                                    LOGO
                                                                    DEARBORN
                                                                    CAPITAL
                           GRANT PARK FUTURES FUND, LP              MANAGEMENT
                              MONTHLY FLASH REPORT
                             MARCH 31, 2004 ESTIMATE

MONTHLY COMMENTARY: March was a volatile month for the portfolio. The currency, fixed income and equity index sectors were particularly volatile. Grant Park's most significant losses were suffered in the currency sector as the British pound declined against the U.S. dollar and the Japanese yen rose against the U.S. dollar. The British pound weakened as an improving U.S. economic outlook fueled speculation that the Federal Reserve could raise rates in the near future and as signs that the strengthening pound would have an adverse effect on British exports, suggesting that the Bank of England may have to postpone any upcoming rate hikes. The yen rose against the dollar amid anticipation that the Bank of Japan would curtail the sale of its currency following the end of the Japanese fiscal year. Volatility in the currency sector spilled over to additional sectors. Losses were suffered in British fixed income markets as uncertainty regarding rate policy led to confusion and volatility. Grant Park also suffered losses in the Japanese government bonds, the Hang Seng, base metals, and sugar. Gains were made in soybeans, silver, gold and corn.

              MARCH 31, 2004 STATISTICS (ESTIMATED AS OF APRIL 1)

Grant Park Futures Fund B Units Monthly Return March 2004             (1.47%)
Grant Park Futures Fund B Units Year-to-Date Return March 2004         6.01%
Grant Park Futures Fund B Units Net Asset Value March 2004          $1,141.281
Grant Park Futures Fund A Units Monthly Return March 2004             (1.40%)
Grant Park Futures Fund A Units Year-to-Date Return March 2004         6.22%
Grant Park Futures Fund A Units Net Asset Value Return March 2004   $1,268.342

                   STATISTICS SINCE INCEPTION - CLASS A UNITS
     SINCE INCEPTION (JANUARY 1, 1989) THROUGH FEBRUARY 29, 2004 (ESTIMATED)

Total Fund Assets (A and B):  $153.5M   3 Yr. Comp. Ann. ROR:         12.92%   Worst Drawdown Last 5 Years (3/99-7/00):  -21.09%
12 Month Return:              26.83%    5 Yr. Comp. Ann. ROR:          9.81%   Average 1-Month Gain:                       7.76%
36 Month Cumulative Return:   43.98%    10 Yr. Comp. Ann. ROR:        13.75%   Average 1-Month Loss:                      -5.37%
60 Month Cumulative Return:   59.86%    Average 12-Month Return:      25.81%   # of Winning Months:                         102
Compounded Annual ROR:        20.12%    Worst Drawdown (6/89-10/89): -38.87%   # of Losing Months:                           81

** Most new investors will invest in Class B Units, which carry an additional 0.90% in fees and expenses.

                     MARKETS TRADED AS OF DECEMBER 31, 2003

                               [GRAPHIC OMITTED]

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.
              THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR
                       SALE, OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
             MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                 (312) 756-4450 o (800) 217-7955
                                                            o FAX (312) 756-4452
DEARBORN CAPITAL MANAGEMENT, L.L.C.          Performance Hotline: (866) 516-1574
550 WEST JACKSON BLVD,                         website: www.dearborncapital.com
SUITE 1300, CHICAGO, IL 60661                  e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP
                              MONTHLY FLASH REPORT
                             MARCH 31, 2004 ESTIMATE

                            HISTORICAL PERFORMANCE**

                                                                                                                A Unit   B Unit(1)
         Jan     Feb      Mar      Apr     May      Jun      Jul     Aug      Sep      Oct      Nov      Dec      YTD     YTD
        -----   -----    -----    -----   -----    -----    -----   -----    -----    -----    -----    -----    -----   -----
1989    0.97%   -3.29%  17.34%   -9.51%   26.07%   -3.31%   0.70%  -21.72%   -1.68%  -18.43%   5.37%   29.00%    8.61%     7.73%
1990    5.20%    6.32%  22.20%   31.10%  -15.80%   14.00%  16.03%   22.83%   14.76%    5.49%   2.83%   -2.65%  197.04%   194.60%
1991  -12.36%  -13.31%   1.75%   -6.52%   -1.90%    3.93% -10.99%   -1.85%    6.76%    0.12%  -0.21%   35.80%   -6.77%    -7.52%
1992  -15.23%   -5.32%  -2.32%   -4.13%   -2.34%    8.33%  16.34%    7.34%  -11.40%   -0.72%   2.41%   -5.55%  -15.50%   -16.18%
1993    2.38%   18.13%   1.57%   15.69%    2.30%   -2.34%  20.56%    0.16%   -3.99%   -5.39%   4.57%   13.15%   84.25%    82.76%
1994  -13.74%   -9.39%  23.25%    2.31%   14.29%   14.25%  -5.96%   -6.26%    2.76%   -7.54%  15.50%   -0.17%   24.30%    23.30%
1995  -10.69%   16.37%  20.67%   10.88%   14.93%   -1.82% -14.36%  -11.29%  -10.54%   -5.40%   2.77%   18.69%   23.04%    22.04%
1996   -1.09%  -13.59%  -1.34%    4.97%   -4.35%    2.32%  -1.48%   -2.53%    3.81%   14.82%   7.80%   -6.99%   -0.59%    -1.39%
1997    6.82%    7.61%   1.06%   -8.45%   -0.91%    0.34%  15.73%   -8.17%    2.92%   -5.18%   0.81%    6.10%   17.31%    16.37%
1998    1.96%    2.62%  -1.08%   -7.46%    3.13%   -0.37%  -0.30%   24.62%    6.23%   -4.64%  -3.21%    2.09%   22.40%    21.41%
1999   -2.02%    7.95%  -5.18%    2.92%   -5.51%    0.22%  -2.68%   -1.16%    1.54%   -8.65%   2.10%    3.05%   -8.24%    -8.97%
2000   -1.12%    0.69%  -1.70%   -3.84%    1.80%   -3.51%  -1.60%    4.36%   -2.30%    0.80%   8.91%    9.00%   10.97%    10.08%
2001    1.86%    0.53%   6.63%   -4.51%   -0.47%   -2.66%   0.12%    2.88%    3.69%    5.30%  -7.80%    2.14%    7.00%     6.14%
2002   -0.87%   -5.95%   2.26%   -3.07%    5.17%   10.07%   6.63%    1.57%    2.87%   -6.04%  -2.53%    5.58%   15.25%    14.32%
2003    2.72%    5.77%  -7.47%    2.57%    9.68%   -1.26%  -0.49%    0.12%**  0.06%    2.45%  -0.98%    5.93%   20.03%    19.06%(1)
2004    0.31%    7.25%  (1.47%)*                                                                                 6.22%*    6.01%*
                                                                                                   *Estimated as of April 1, 2004
--------------------------

(1) FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA B UNIT DATA IS REFLECTED IN YTD CALCULATIONS. ACTUAL B UNIT PERFORMANCE REFLECTED FROM 8/1/03.
** Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors will invest in Class B Units, which carry an additional 0.90% in fees and expenses over A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER: Dearborn Capital Management, L.L.C.

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company and Graham Capital Management.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

                                    THE RISKS

O  PERFORMANCE CAN BE VOLATILE AND YOU      O  GRANT PARK PAYS SUBSTANTIAL FEES
   COULD LOSE ALL OR SUBSTANTIALLY ALL         AND EXPENSES, INCLUDING FEES TO
   OF YOUR INVESTMENT IN GRANT PARK            ITS TRADING ADVISORS, WHICH MUST
   FUTURES FUND.                               BE OFFSET BY TRADING PROFITS AND
                                               INTEREST INCOME.
O   NO SECONDARY MARKET EXISTS FOR THE
    FUND.  ADDITIONALLY, REDEMPTIONS ARE    O  THE FUND INVESTS IN FOREIGN
    LIMITED AND MAY RESULT IN EARLY            SECURITIES, WHICH ARE SUBJECT TO
    REDEMPTION FEES.                           SPECIAL RISKS SUCH AS CURRENCY
                                               FLUCTUATIONS, DIFFERENT FINANCIAL
O   COMMODITY FUTURES TRADING MAY BE           AND REGULATORY STANDARDS, AND
    ILLIQUID.                                  POLITICAL INSTABILITY.

O   AN INVESTMENT IN GRANT PARK IS          O  THE STRUCTURE AND OPERATION OF
    SPECULATIVE AND LEVERAGED; AS A            GRANT PARK INVOLVE SEVERAL
    RESULT OF THIS LEVERAGE, THE VELOCITY      CONFLICTS OF INTEREST.
    OF POTENTIAL LOSSES MAY ACCELERATE
    AND CAUSE YOU TO INCUR SIGNIFICANT
    LOSSES.

             ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.
              THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR
                       SALE, OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
             MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                 (312) 756-4450 o (800) 217-7955
                                                            o FAX (312) 756-4452
DEARBORN CAPITAL MANAGEMENT, L.L.C.          PERFORMANCE HOTLINE: (866) 516-1574
550 WEST JACKSON BLVD,                         WEBSITE: WWW.DEARBORNCAPITAL.COM
SUITE 1300, CHICAGO, IL 60661                  E-MAIL: FUNDS@DEARBORNCAPITAL.COM